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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ________________

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                ________________

        Date of Report (Date of earliest event reported):  June 20, 2001



                             IKON RECEIVABLES, LLC
             (Exact name of registrant as specified in its charter)



         Delaware                           333-91599                          23-2990188
(State or Other Jurisdiction               (Commission                      (I.R.S. Employer
      of Incorporation)                    File Number)                   Identification No.)

      1738 Bass Road                                                             31208
        PO Box 9115                                                            (Zip Code)
       Macon, Georgia
   (Address of Principal
     Executive Offices)



       Registrant's telephone number, including area code: (912) 471-2300


                                   No Change
    ----------------------------------------------------------------------
         (Former name or former address, if changed since last report)



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Item 5.    Other Events
           ------------


  The consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of December 31, 2000 and December 31, 1999 and for each of the years in the three-year period ended December 31, 2000, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Commission on March 28, 2001 Commission File No. 001-10777) and the unaudited consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of March 31, 2001, and for the periods ended March 31, 2001 and March 31, 2000, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2001 (which was filed with the Securities and Exchange Commission on May 15, 2001 Commission File No. 001-10777) are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the Registration Statement of IKON Receivables, LLC (No. 333-91599); and (iii) the Prospectus Supplement dated June 20, 2001 relating to IKON Receivables, LLC's Lease-Backed Notes, Series 2001-1 and shall be deemed to be part hereof and thereof.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)   Not applicable

         (b)   Not applicable.


         (c)   Exhibits
               --------

               23.1                Consent of KPMG LLP, dated
                                   June 22, 2001 in connection with the
                                   consolidated financial statements of Ambac
                                   Assurance Corporation and Subsidiaries




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                                   SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         IKON RECEIVABLES, LLC

                              By: IKON RECEIVABLES FUNDING, INC.,
                                  as Sole Member and Initial Manager


                                  By:  /s/ J.F. Quinn
                                      ----------------------------
                                       Name:  J.F. Quinn
                                       Title: Treasurer



Dated:  June 22, 2001



                                       3
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                                 Exhibit Index
                                 -------------


Exhibit
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23.1      Consent of KPMG LLP.





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